THESE WARRANTS AND THE SHARES OF COMMON STOCK UNDERLYING THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, UNLESS (i) THE TRANSACTION IS REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE, TERRITORY OR POSSESSION OF THE UNITED STATES OR THE DISTRICT OF COLUMBIA ("STATE ACT"), AND/OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE ACT IS AVAILABLE AND THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL TO SUCH EFFECT REASONABLY SATISFACTORY TO IT.


                 VOID AFTER 5 P.M., UNITED STATES PACIFIC TIME,
                              ON DECEMBER 31, 2000
                    OR SUCH EARLIER DATE AS SPECIFIED HEREIN

                        WARRANTS TO PURCHASE COMMON STOCK
                (and associated Preferred Stock Purchase Rights)

Warrant No. 97---                83,333 Warrants


                                 AGRITOPE, INC.

THIS CERTIFIES THAT

           VECTOR SECURITIES INTERNATIONAL, INC. ("Vector Securities")

is the registered holder of the number of Warrants (each, a "Warrant," and collectively, the "Warrants") set forth above. Each Warrant represented by this certificate for Warrants ("Warrant Agreement") entitles the registered holder thereof (the "Warrantholder") to purchase from Agritope, Inc., a corporation incorporated under the laws of the state of Delaware (the "Company" or "Agritope"), one fully paid and nonassessable share of common stock, par value $.01 per share, of the Company, including associated preferred stock purchase rights (collectively, the "Common Stock"), upon presentation and surrender of this Warrant Agreement with the accompanying Election to Exercise Warrants duly completed, at any time (except as provided below) after the Common Stock issuable upon exercise of these Warrants has been approved for trading on The Nasdaq Stock Market and prior to 5 p.m., U.S. Pacific time, on the Expiration Date (as defined in Section 2 hereof), at the corporate offices of the Company at 8505 S.W. Creekside Place, Beaverton, Oregon 97008, or at such other address as may be specified by the Company pursuant to Section 9 hereof, accompanied by payment of the Exercise Price (as defined herein) and any applicable taxes, either in cash in U.S. funds or by certified or official bank check in U.S. funds payable to the order of the Company. These Warrants are issued as compensation for Vector Securities' services in connection with the spin-off of the Company from Epitope, Inc.

         Section 1. Exercise Price. Each Warrant entitles the Warrantholder to purchase one share of Common Stock for $------ (the "Exercise Price"), which amount is equal to 110 percent of the average closing price of shares of the Common Stock as quoted on the Nasdaq SmallCap Market on the five consecutive trading days beginning on the Distribution Date (as defined in the Company's registration statement on Form S-1 in connection with its spin off from Epitope, Inc.), subject to adjustment as provided herein.

         Section 2. Expiration. All Warrants not theretofore exercised shall expire at 5 p.m., U.S. Pacific time, on December 31, 2000 (the "Expiration Date").

         Section 3. Adjustments of Number and Kind of Shares Purchasable and Exercise Price. The number and kind of securities or other property purchasable upon exercise of a Warrant shall be subject to adjustment from time to time upon the occurrence, after the date hereof, of the following events:

                  3.1 If the outstanding shares of the Company's Common Stock are divided into a greater number of shares or a dividend in Common Stock is paid on the Common Stock, the number of shares of Common Stock issuable on exercise of the Warrants shall be proportionately increased and the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced; and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares of Common Stock issuable upon exercise of the Warrants shall be proportionately reduced and the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. The increases and reductions provided for in this subsection 3.1 shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company issuable on exercise of the Warrants nor the price payable for such percentage upon such exercise shall be affected by any event described in this subsection 3.1.

                  3.2 No adjustment of the Exercise Price will be made if the amount of the adjustment is less than $.01 per share, but in that case any adjustment that would otherwise be required to be made will be carried forward and will be made at the time of and together with the next adjustment of the Exercise Price which, together with any adjustment carried forward, amounts to $.01 per share or more.

                  3.3 In case of any change in the Common  Stock of the  Company
         through  merger,   consolidation,   reclassification,   reorganization,
         partial or complete liquidation, or other change in the capital structure of the Company (not including a combination of shares or the issuance of additional shares of Common Stock by the Company by stock split or stock dividend), then, as a condition of the change in the capital structure of the Company, provision shall be made so that the holder of this Warrant Agreement will have the right thereafter to receive upon the exercise of the Warrants the kind and amount of shares of stock or other securities or property to which such holder would have been entitled if, immediately prior to such merger, consolidation, reclassification, reorganization, recapitalization, or other change in the capital structure, such holder had held the number of shares of Common Stock issuable upon the exercise of the Warrant. In any such case, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Warrantholder, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrants.

                  3.4 When any adjustment is required to be made in the number of shares of Common Stock, other securities, or property purchasable upon exercise of the Warrants, the Company shall promptly determine the new number of shares or other securities or property purchasable upon exercise of the Warrants and (a) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new number of shares or other securities or property purchasable upon exercise of the Warrants and (b) cause a copy of such statement to be mailed to the Warrantholder within 30 days after the date when the event giving rise to the adjustment occurred.

                  3.5 No fractional shares of Common Stock or other securities shall be issued in connection with the exercise of any Warrants, but the Company shall pay, in lieu of fractional shares, a cash payment therefor on the basis of the fair market value of the Common Stock or other securities on the business day immediately prior to the exercise. "Fair market value" of the Common Stock or other securities means the average of the reported high and low sale prices, or, if there is no sale on such day, the average of the reported bid and asked prices, for the Common Stock or other securities on that day on the securities exchange or automated securities interdealer quotation system on which such Common Stock or other securities are then traded or listed, or, if the Common Stock or other securities are not traded or listed on a national securities exchange or interdealer quotation system on such day, on the basis of the fair market value thereof as determined by the Board of Directors of the Company, which determination shall be conclusive.

                  3.6 Notwithstanding anything herein to the contrary, there shall be no adjustment made hereunder on account of the sale and issuance of the shares of Common Stock or other securities purchasable upon exercise of the Warrants.

         Section 4. Rights of Warrantholder as Stockholder. No holder of this Warrant Agreement shall, as such, be entitled to vote, receive dividends, or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose whatever, nor shall anything contained herein be construed to confer upon the holder of this Warrant Agreement, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or give or withhold consent to any corporate action (whether upon any matter submitted to stockholders at any meeting thereof or otherwise) including, without limitation, giving or withholding consent to any merger, recapitalization, issuance of stock, reclassification of stock, exchange of stock, consolidation or conveyance, or to receive notice of meetings or other actions affecting stockholders or to receive dividends or subscription rights or other distributions.

         Section 5. Payment of Certain Taxes and Charges. The Company shall not be required to issue or deliver any certificate for shares of Common Stock or other securities upon the exercise of Warrants evidenced by this Warrant Agreement until any applicable transfer tax and any other taxes or governmental charges that the Company may be required by law to collect in respect of such exercise shall have been paid, such tax being payable by the holder of this Warrant Agreement at the time of surrender for exercise.

         Section 6.        Registration Rights.

                  6.1 Demand Registration Rights. Commencing one year after the original issue date of this Warrant and continuing until the third anniversary of the issue date (the "Exercise Period"), upon the reasonable request of the Warrantholder or holder of the Warrant Shares issued upon exercise of the Warrants, the Company shall as expeditiously as possible use its best efforts to file a Registration Statement on Form S-3 or a successor form ("Form S-3") under the 1933 Act with respect to the resale of Warrant Shares. The Company shall have an obligation to file a Registration Statement under this Section
         6.1 only if it is eligible to use Form S-3 or a successor form at the time of the request and only once during the Exercise Period.

                  6.2 Registration Procedure. If obligated to file a Registration Statement under Section 6.1, the Company shall follow the registration procedures set forth in this Section 6.2. The Company shall use its best efforts to cause the Registration Statement to become effective under the 1933 Act and to maintain the effectiveness of the Registration Statement for a period of 90 days. If required by applicable law, the Company shall furnish to the holder of the registered Warrant Shares such reasonable number of copies of a prospectus, in conformity with the requirements of the 1933 Act, and any amendments or supplements thereto and such other documents as the holder of the registered Warrant Shares may reasonably request in order to facilitate the disposition of the registered Warrant Shares after the Registration Statement has been declared effective. The Company shall use reasonable efforts to notify the holder of the registered Warrant Shares of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, to file as promptly as may be practicable under the circumstances such amendments and supplements as may be required on account of such event, and to use its best efforts to cause each such amendment to become effective. The holder of the registered Warrant Shares shall not effect sales of Warrant Shares after receipt of notice from the Company that any such amendment or supplement is required on account of any such event, until the amendment becomes effective or the supplement has been filed. The Company's obligations under this Section 6.2 shall expire at such time as the Company is no longer required to maintain the effectiveness of the Registration Statement as provided for above.

                  6.3 Limit on Registration Rights. Notwithstanding any other provision of this Article , the Company shall not be obligated to register any Warrant Shares if it furnishes the Warrantholder a written opinion of counsel to the Company that such Warrantholder will be able to sell all the Warrant Shares that such Warrantholder in good faith wishes to sell in a three-month period pursuant to Rule 144 (or a comparable successor rule adopted by the Securities and Exchange Commission).

                  6.4 Deferral for Material Events. If, because of a proposed material acquisition or any other material event, the Agritope board of directors reasonably determines that the filing or effectiveness of a Registration Statement or of a supplement or amendment to the prospectus pursuant to this Article 6 would be detrimental to the Company, Agritope may defer such filing or effectiveness for a period of up to 120 days after such filing or effectiveness would otherwise ordinarily have occurred. For the purposes of the preceding sentence, it shall be presumed that a Registration Statement would ordinarily be filed 45 days after request under Section , that a supplement or amendment to the prospectus would ordinarily be filed 10 days after notice referred to in Section and that the Registration Statement or any amendment to the prospectus would ordinarily become effective five business days after filing an acceleration request.

                  6.5 Furnish Information; Expenses. It shall be a condition precedent to the obligations of Agritope in regard to the Warrant Shares to be registered pursuant to Section that the holder of such shares shall furnish to Agritope such information regarding itself, the Warrant Shares held by it, and the intended method of disposition of its Warrant Shares as shall be required to effect the registration of its Warrant Shares.

                  6.6 Expenses of Registration. All expenses relating to registration of the Warrant Shares (other than underwriting discounts and commissions, transfer taxes, if any, and fees and disbursements of counsel to the holder of the Warrant Shares) incurred in connection with the registration or filings pursuant to Section 6.1 above, including without limitation all registration and filing fees, printing and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company.

                  6.7  Indemnification.

                           (a) Indemnification by Agritope. To the extent permitted by law, the Company shall indemnify and hold harmless the Warrantholder and its officers, directors, partners, agents, and employees or any underwriter (as defined in the 1933 Act) of such Warrant Shares, and each person, if any, who controls the Warrantholder against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (a "Violation"):

                           (i) any untrue  statement or alleged untrue statement
                  of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,

                           (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or

                           (iii) any violation or alleged  violation by Agritope
                  of the 1933 Act, the 1934 Act, any state securities law, or any rule or regulation promulgated under the 1933 Act, the 1934 Act, or any state securities law.

                  Agritope  shall  reimburse  the  Warrantholder  and each  such holder, officer, director, partner, agent, employee, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action. This indemnity agreement shall not apply to amounts paid in settlement of any loss, claim, damage, liability, or action if such settlement is effected without the consent of Agritope (which consent shall not be unreasonably withheld), nor shall Agritope be liable to the Warrantholder or such other holder in any case for any loss, claim, damage, liability, or action (A) to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by or on behalf of the Warrantholder, such other holder, or such underwriter or controlling person or (B) in the case of a sale directly by the Warrantholder or holder of the Warrant Shares (including a sale of such Warrant Shares through any underwriter retained by the Warrantholder or such other holder to engage in a distribution solely on behalf of the Warrantholder or such other holder), if such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Warrantholder or such other holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Warrant Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1933 Act.

                           (b) Indemnification by Holder of the Warrant Shares. To the extent permitted by law, the Warrantholder shall indemnify and hold harmless Agritope, each of its directors, each of its officers, each person, if any, who controls Agritope within the meaning of the 1933 Act, each agent and underwriter for Agritope, each other holder of shares selling securities covered by the Registration Statement, each director, officer, partner, agent, and employee of such other holder or underwriter, and each person, if any, who controls such other holder or underwriter, against any losses, claims, damages, or liabilities (joint or several) to which Agritope or any such director, officer, partner, agent, employee, controlling person, underwriter, or other holder may become subject, under the 1933 Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Warrantholder expressly for use in connection with such registration; and such Warrantholder shall reimburse any legal or other expenses reasonably incurred by Agritope or any such director, officer, partner, agent, employee, controlling person, underwriter, or other holder, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to  amounts  paid in  settlement  of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Warrantholder, which consent shall not be unreasonably withheld; and provided, further, that the indemnification obligation of such Warrantholder shall be limited to the aggregate public offering price of the Warrant Shares sold by the Warrantholder pursuant to such registration.

                           (c)  Notice,  Defense  and  Counsel.  Promptly  after
                  receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section , deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires to assume and control the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section .

                  6.8 Survival of Rights and Obligations. The obligations of Agritope and the Warrantholder under Section shall survive the completion of any offering of the Warrant Shares covered by the Registration Statement.

         Section 7. Securities Act of 1933. The Warrantholder, by acceptance hereof, agrees that this Warrant Agreement and the shares of Common Stock issued or issuable upon exercise of this Warrant Agreement may not be offered or sold except in compliance with the 1933 Act and applicable state securities laws. The Warrantholder consents to the Company making a notation on its records and on the certificates for any shares of Common Stock issued upon exercise hereof in order to implement such restriction on transferability.

         Section 8. Holdback Agreement. The Warrantholder, if requested by the Company and an underwriter of the Company's securities, shall agree not to sell or otherwise transfer or dispose of any Warrants or Warrant Shares for a specified period of time not to exceed 180 days following the effective date of a registration statement pursuant to which the Company proposes to sell its securities to the public generally; provided, however, that all executive officers and directors of the Company enter into similar agreements.

         Section 9. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, by facsimile, by courier service, or by registered mail, airmail postage prepaid, return receipt requested, to: (a) the Company at 16160 S.W. Upper Boones Ferry Road, Portland, Oregon 97224 (effective March 15, 1998), or before March 15, 1998, at 8505 S.W. Creekside Place,
Beaverton, Oregon 97008, Attn: Chief Financial Officer, with a copy to Tonkon Torp LLP, Suite 1600, 888 S.W. Fifth Avenue, Portland, Oregon 97204, Attn: Brian
G. Booth or at such other addresses as may be specified by the Company by notice given to the Warrantholder in accordance with this Section 9, and (b) to the Warrantholder at Vector Securities International, Inc., 1751 Lake Cook Road, Suite 350, Deerfield, Illinois 60015, with a copy to Rodd M. Schreiber, 2642 N. Burling Street, Chicago, Illinois 60614, or such other addresses as may be specified by the Warrantholder by notice given to the Company in accordance with this Section 9. Any notice, request or other communication (other than an Election to Exercise Warrants) given by registered airmail shall be deemed given five days after the mailing date; notices, requests or other communications given in any other manner and any Election to Exercise Warrants shall be deemed given when received.

         Section 10. Amendment. This Warrant Agreement may be amended or its provisions waived only by an instrument in writing signed by the Company and the Warrantholder.

         Section 11. Law Governing. This Warrant Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to choice of laws principles thereof.

         Dated:  ---------------------, 1998.

                                     AGRITOPE, INC.


                                     By
                                     Title

              The undersigned Warrantholder agrees to be bound by the terms hereof.

                                     VECTOR SECURITIES INTERNATIONAL,
                                     INC.



                                     By
                                     Title

ELECTION TO EXERCISE WARRANTS

To:      Agritope, Inc.
         16160 S.W. Upper Boones Ferry Road
         Portland, Oregon 97224

         The undersigned hereby exercises Warrants represented by the attached Warrant Agreement for --------- shares of the Common Stock, including associated preferred stock purchase rights, of Agritope, Inc. (collectively, the "Warrant Shares"), and tenders payment herewith in the amount of $---------- in accordance with the terms thereof.

         The undersigned hereby certifies that the transaction in which the Warrant Shares will be delivered upon exercise of the Warrant has been registered under the 1933 Act or is exempt from registration thereunder and Agritope, Inc. has been provided with a written opinion of counsel to that effect. A legal opinion regarding the registration of the transaction will be obtained at the expense of Agritope, Inc. by its designated legal counsel upon notice of exercise of the Warrant Agreement by the Warrantholder at any time during the effective period of a registration statement covering the transaction; any other legal opinion shall be the responsibility of the Warrantholder.

         Please deliver the certificate and a new Warrant Agreement for the unexercised Warrants, if any, to:

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                                     Warrantholder:

                                     By
                                     Title

                                     [Name of Warrantholder must be identical to name shown in the registry books of the Company; signature must be guaranteed.]

Dated:---------------------

Warrantholder:    ----------------------------------
Address:          ----------------------------------
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